SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 21, 2002



                           SPECTRASITE HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


                               0-27217 56-2027322
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        (Commission File Number) (I.R.S. Employer Identification Number)


                            100 Regency Forest Drive
                                    Suite 400
                           CARY, NORTH CAROLINA 27511
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (919) 468-0112
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.
         ------------

         On June 21, 2002, SpectraSite Holdings Inc. (the "Company") issued a press release reporting developments in the lawsuit filed by certain holders of the Company's outstanding 10.75% Senior Notes due 2010, 12.50% Senior Notes due 2010, 12.00% Senior Discount Notes due 2008, 11.25% Senior Discount Notes due 2009 and 12.875% Senior Discount Notes due 2010.

         A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

           (a)      Financial statements of businesses acquired.

           None.

           (b)      Pro forma financial information.

           None.

           (c)      Exhibits.

           99.1     Press Release dated June 21, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SPECTRASITE HOLDINGS, INC.


Dated:  June 24, 2002                       By: /s/ Daniel I. Hunt
                                                --------------------------------
                                                Daniel I. Hunt
                                                Vice President and Principal
                                                Accounting Officer

EXHIBIT INDEX
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           99.1   Press Release dated June 21, 2002.